UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2017

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices, with zip code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Depomed, Inc., a California corporation (the “Company”), amends the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 4, 2017 (the “Original Report”), by reporting that all purchasers party to the Note Purchase Agreement, dated as of March 12, 2015 (the “Purchase Agreement”), among the Company, the purchasers party thereto and Deerfield Private Design Fund III, L.P., as collateral agent (“Deerfield”), have agreed to and executed the Waiver and Second Amendment, dated as of December 4, 2017 (the “Deerfield Amendment”), among the Company, the purchasers party thereto and Deerfield.  A copy of the Deerfield Amendment is attached hereto as Exhibit 10.1.  Other than as described above, this Amendment does not amend any other information previously filed in the Original Report.

Item 9.01            Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit Number	Description

10.1	Waiver and Second Amendment to Note Purchase Agreement, dated as of December 4, 2017

Forward-Looking Statement Safe Harbor

Statements that are not historical facts contained in this Current Report on Form 8-K/A, including the exhibits attached hereto, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties including, but not limited to, risks detailed in the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the Company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: December 14, 2017
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel